    As filed with the Securities and Exchange Commission on September 2, 1999

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 SCHEDULE 13E-3
                       RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13 (e) of the Securities Exchange Act of 1934)

                                  ENSTAR INC.
                                (Name of Issuer)

                                  ENSTAR INC.
                           ENSTAR ACQUISITION, INC.
                   JAMES J. MICHAEL, JEFFREY J. MICHAEL,
                         4J2R1C LIMITED PARTNERSHIP,
                          3J2R LIMITED PARTNERSHIP,
                   MICHAEL ACQUISITION CORPORATION TRUST
                    (Name of Person(s) Filing Statement)

                  COMMON STOCK, PAR VALUE $0.01 PER SHARE
                       (Title of Class of Securities)

                                   29358M 10 8
                    (CUSIP Number of Class of Securities)

             Peter E. Flynn                         Jeffrey J. Michael
          Executive Vice President                        President
               ENStar Inc.                       ENStar Acquisition, Inc.
         7450 Flying Cloud Drive                  6479 City West Parkway
         Eden Prairie, Minnesota 55344        Eden Prairie, Minnesota 55344-3246
             (612) 942-3887                          (612) 941-3200

               (Name, Address and Telephone Number of Person Authorized
                to Receive Notice and Communications on Behalf of Person(s) Filing Statement)

                                    Copies To:

          Patrick Courtemanche                          Michael Zalk
          Dorsey & Whitney LLP               Oppenheimer Wolff & Donnelly LLP
         Pillsbury Center South                          Plaza VII
         220 South Sixth Street                   45 South Seventh Street
         Minneapolis, Minnesota 55402-1498   Minneapolis, Minnesota 55402-1609
             (612) 340-5653                             (612) 607-7000

This statement is filed in connection with:
/ / a. The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13d-3(c) under the Securities Exchange Act of 1934.
/ / b. The filing of a registration statement under the Securities Act of 1933. / / c. A Tender Offer
/ / d.  None of the above.

Check the following box if the soliciting materials or information statement referred to in check box (a) are preliminary copies: / /

CALCULATION OF FILING FEE

         Transaction Valuation *                  Amount of Filing Fee
               $14,248,337                             $2,850


* For purposes of calculating fee only. This amount assumes the purchase at a price of $12.50 per share of 1,047,167 outstanding shares of Company Common Stock and the settlement of 243,752 shares subject to stock options at an average spread of $4.7538 per share. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percent of the value of the shares purchased, plus 1/50th of one percent of the average spread of the options settled.

/ / Check box if any part of the fee is offset as provided in Rule 0-11 (a) (2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or schedule and the date of its filing.

Amount Previously Paid:  $2,850                    Filing Party: ENStar Inc.
Form or Registration No.:Proxy Statement           Date Filed: September 2, 1999

                               CROSS REFERENCE SHEET
               (Pursuant to General Instruction F to Schedule 13E-3)

Introduction

     This Rule 13E-3 Transaction Statement is being filed in connection with a proposed merger (the "Merger") as contemplated by the Agreement and Plan of Merger, dated August 13, 1999 (the "Merger Agreement"), among ENStar Inc., a Minnesota corporation (the "Company"), ENStar Acquisition, Inc., a Minnesota corporation wholly owned by two limited partnerships and a trust controlled by James H. and Jeffrey J. Michael (the "Acquisition Company"), James H. and Jeffrey J. Michael and the two limited partnerships and the trust controlled by them (together, the "Michael Family"), pursuant to which the Acquisition Company will be merged with and into the Company, with the Company as the surviving corporation. Upon consummation of the Merger, (i) the separate corporate existence of the Acquisition Company will cease and the Company will continue as the surviving corporation wholly owned by the Michael Family, (ii) each outstanding share of Common Stock, par value $.01 per share, of the Company (the "Common Stock") not owned by the Michael Family will be converted into the right to receive $12.50 in cash, except those shares as to which dissenters' rights have been perfected under the Minnesota Business Corporations Act, and (iii) holders of options to acquire shares of the Common Stock of the Company, other than members of the Michael Family, will receive a cash settlement, net of withholding taxes, equal to the excess of $12.50 over the exercise price of such options.

     The Cross Reference Sheet is being supplied pursuant to General
Instruction F to Schedule 13E-3 and shows the location in the Company's preliminary proxy statement (the "Proxy Statement"), concurrently being filed with the Securities and Exchange Commission (the "SEC") in connection with the proposed Merger, of information required to be included in response to items of this Statement. A copy of the Proxy Statement is attached hereto as Exhibit
(d)(1). The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement. All information in, or incorporated by reference in, the Proxy Statement or this

Statement concerning the Company or its advisors, or actions or events with respect to any of them, was provided by the Company, and all information in, or incorporated by reference in, the Proxy Statement or this Statement concerning the Acquisition Company, the Michael Family or their affiliates, or actions or events with respect to them, was provided by the Michael Family. The Proxy Statement incorporated by reference in this filing is in preliminary form and is subject to completion or amendment. In addition, the information in the Proxy Statement is intended to be solely for the information and use of the SEC, and should not be relied upon by any other person for any purpose. Capitalized terms used but not defined in this Statement shall have the respective meanings given them in the Proxy Statement.


Schedule 13E-3 Item Number and       Response and/or Location in Proxy
                                     Statement
Item 1.  Issuer and Class of Security
Subject to the Transaction
(a)                                  Front Cover Page and "SUMMARY-The
                                     Company," which information is
                                     incorporated herein by this reference.

(b) "SUMMARY-Record Date; Shareholders Entitled to Vote; Quorum" and "THE ANNUAL MEETING -
                                     Record Date; Stockholder Approval," which information is incorporated herein by this reference.

(c) "SUMMARY-Market Price and Dividend Data," which information is incorporated herein by this reference.

(d) "SUMMARY-Market Price and Dividend Data," which information is incorporated herein by this reference.

(e)                                  Not applicable.

(f)                                  "SPECIAL FACTORS-Public Offerings and
                                     Repurchases of Common Stock," which
                                     information is incorporated herein by this reference.

Item 2.  Identity and Background     This Statement is being  jointly filed by
                                     the Company (the issuer of the equity
                                     securities that are the subject of the
                                     Merger), the Acquisition Company and the
                                     members of the Michael Family.  The
                                     information required by this Item with
                                     respect to each such entity and person is
                                     as follows:

(a)-(d), (g)                         "SUMMARY-The Company" and "-the Acquisition
                                     Company," "ELECTION OF DIRECTORS" and
                                     "MANAGEMENT OF THE COMPANY AND THE
                                     ACQUISITION COMPANY," which information is
                                     incorporated herein by this reference.
                                     James H. Michael and Jeffrey J. Michael are
                                     citizens of the United States.







(e), (f) To the best of the undersigneds' knowledge, except as described under "MANAGEMENT OF
                                     THE COMPANY AND THE ACQUISITION COMPANY-
                                     Certain Proceedings" in the Proxy
                                     Statement, which information is
                                     incorporated herein by this reference,
                                     none of the persons with respect
                                     to whom information is provided in response to this Item was during the last five years
                                     (i) convicted in a criminal proceeding
                                     (excluding traffic violations or similar misdemeanors) or (ii) party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violations of such laws.

Item 3.  Past Contacts, Transactions
or Negotiations
(a)(1)                               Not applicable.

(a)(2), (b)                          "SPECIAL FACTORS-Background of the Merger"
                                     and "-Interests of Certain Persons in the
                                     Merger," which information is incorporated
                                     herein by this reference.

Item 4.  Terms of the Transaction
(a)                                  Front Cover Page, "SUMMARY-The Merger,"
                                     "THE MERGER AGREEMENT" and "EXHIBIT A-
                                     Agreement and Plan of Merger," which
                                     information is incorporated herein by this reference.

(b)                                  "SPECIAL FACTORS-Interests of Certain
                                     Persons in the Merger," which information is incorporated herein by this reference.

Item 5.  Plans or Proposals of the
Issuer or Affiliate
(a)-(e)                              "SPECIAL FACTORS-Plans for the Company
                                     After the Merger" and "MANAGEMENT OF THE
                                     COMPANY AND THE ACQUISITION COMPANY," which information is incorporated herein by this reference.

(f), (g)                             "SPECIAL FACTORS-Certain Effects of the
                                     Merger," which information is incorporated herein by this reference.

Item 6.  Source and Amount of Funds
or Other Consideration
(a), (b)                             "THE ANNUAL MEETING-Proxies," "SPECIAL
                                     FACTORS-Opinion of Financial Advisor,"
                                     "-Source of Funds" and "-Fees and
                                     Expenses," which information is
                                     incorporated herein by this reference.


(c) "SPECIAL FACTORS-Source of Funds," which information is incorporated herein by this reference.

(d)                                  Not applicable.

Item 7.  Purpose(s), Alternatives,
Reasons and Effects
(a)-(c)                              "SPECIAL FACTORS-Background of the Merger,"
                                     "-Purpose and Reasons for Structure of the Merger," "-Recommendations of the Company's
                                     Special Committee and Board of Directors,"
                                     "-Position of the Michael Family and
                                     Acquisition Company as to the Fairness of the Merger" and "-Certain Effects of the Merger," which information is incorporated herein by this reference.

(d)                                  "SUMMARY-The Merger," "-Interests of
                                     Certain Persons in the Merger" and
                                     "-Federal Income Tax Consequences,"
                                     "SPECIAL FACTORS-Background of the Merger,"
                                     "-Plans for the Company After the Merger,"
                                     "-Certain Effects of the Merger,"
                                     "-Interests of Certain Persons in the
                                     Merger" and "-Certain Federal
                                     Income Tax Consequences" and "MANAGEMENT OF
                                     THE COMPANY AND THE ACQUISITION COMPANY," which information is incorporated herein by this reference.

Item 8.  Fairness of the Transaction
(a)                                  "SUMMARY-Recommendations of the Company's
                                     Special Committee and Board of Directors,"
                                     "SPECIAL FACTORS-Recommendations of the
                                     Company's Special Committee and Board of
                                     Directors," and "-Position of the Michael
                                     Family and Acquisition Company as to
                                     Fairness of the Merger," which information is incorporated herein by this reference.
(b)                                  "SUMMARY-Recommendations of  the Company's
                                     Special Committee and Board of Directors" and "SPECIAL FACTORS-Background of the
                                     Merger," "-Purpose and Structure of the
                                     Merger," "-Recommendations of the Company's
                                     Special Committee and Board of Directors,"
                                     "-Opinion of Financial Advisor," "-Position of the Michael Family and Acquisition
                                     Company as to Fairness of the Merger" and "EXHIBIT B-Opinion of Goldsmith, Agio,
                                     Helms Securities, Inc.," which information is incorporated herein by this reference.

(c)                                  "THE ANNUAL MEETING-Record Date;
                                     Shareholder Approval," which information is incorporated herein by this reference.






(d)-(e) "SPECIAL FACTORS-Background of the Merger" and "-Recommendation of the Company's
                                     Special Committee and Board of Directors," which information is incorporated herein by this reference.

(f)                                  Not applicable.

Item 9.  Reports, Opinions,
Appraisals and Certain Negotiations
(a)-(c)                              "SUMMARY-Opinion of Financial Advisor,"
                                     "SPECIAL FACTORS-Background of the Merger" and "-Opinion of Financial Advisor" and "EXHIBIT B-Opinion of Goldsmith, Agio,
                                     Helms Securities, Inc." which information is incorporated herein by this reference.

Item 10.  Interest in Securities
of the Issuer
(a)                                  "SUMMARY-Voting of Shares Owned by the
                                     Michael Family," "THE ANNUAL MEETING-Record
                                     Date; Shareholder Approval," "SPECIAL
                                     FACTORS-Background of the Merger" and
                                     "-Interests of Certain Persons in the
                                     Merger" and "STOCK OWNERSHIP OF MANAGEMENT
                                     AND CERTAIN BENEFICIAL OWNERS," which
                                     information is incorporated herein by this reference.

(b)                                  "STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                                     BENEFICIAL OWNERS-Transactions by Certain
                                     Persons in Common Stock," which information is incorporated herein by this reference.

Item 11.  Contracts, Arrangements    "SPECIAL FACTORS-Interests of Certain
or Understandings With Respect       Persons in the Merger," "THE MERGER
to the Issuer's Securities           AGREEMENT" and "EXHIBIT A-Agreement and
                                     Plan of Merger," which information is
                                     incorporated herein by this reference.

Item 12.  Present Intention and
Recommendation of Certain Persons
With Regard to the Transaction
(a),(b)                              "THE ANNUAL MEETING-Record Date;
                                     Shareholder Approval," "SPECIAL FACTORS-
                                     Background of the Merger,"
                                     "-Recommendations of the Company's Special
                                     Committee and Board of Directors,"
                                     "-Position of the Michael Family
                                     and Acquisition Company as to the Fairness of the Merger" and "-Interests of Certain
                                     Persons in the Merger" and "STOCK OWNERSHIP
                                     OF MANAGEMENT AND CERTAIN BENEFICIAL
                                     OWNERS," which information is incorporated herein by this reference.







Item 13.  Other Provisions of
the Transaction
(a)                                     "SUMMARY-Dissenters' Rights," "RIGHTS OF
                                        DISSENTING SHAREHOLDERS" and "EXHIBIT C
                                        -Provisions of Minnesota Business
                                        Corporation Act Relating to Dissenters'
                                        Rights," which information is
                                        incorporated herein by this reference.

(b), (c)                                Not applicable.

Item 14.  Financial Information         The Company's Annual Report on Form 10-K
                                        for the year ended December 31, 1998 and
                                        its Quarterly Report on Form 10-Q for
                                        the quarter ended June 30, 1999 are
                                        incorporated by reference in the Proxy
                                        Statement and will be delivered to
                                        shareholders of the Company with the
                                        Proxy Statement.  The Company's
                                        audited financial statements for the
                                        periods covered by the Form 10-K and
                                        unaudited financial statements for the
                                        periods covered by the Form 10-Q are
                                        incorporated herein by this reference.


Item 15.  Person and Assets Employed,
Retained or Utilized
(a), (b)                                "THE ANNUAL MEETING-Proxies" and
                                        "SPECIAL FACTORS-Source of Funds" and
                                        "-Fees and Expenses" and "THE MERGER
                                        AGREEMENT-Exchange and Payment
                                        Procedures" and "-Treatment of Stock
                                        Options," which information is
                                        incorporated herein by this reference.

Item 16.  Additional Information        See the text of the Proxy Statement.

Item 17.  Materials to be Filed         Exhibit Number and Description (Exhibits
as Exhibits                             marked with an asterisk (*) are filed
                                        herewith)

(a)                                     (a)(1) Letter dated July 26, 1999 from
                                        National City Bank relating to loan
                                        commitment.*

(b)                                     (b)(1)  Opinion of Goldsmith, Agio,
                                        Helms Securities dated August 13, 1999,
                                        which is Exhibit B to the Proxy
                                        Statement and is incorporated herein by
                                        this reference.

(c)                                    (c)(1)  Agreement and Plan of Merger
                                       dated August 13, 1999 among the Company, the Acquisition Company and the Michael
                                       Family which is Exhibit A to the Proxy
                                       Statement and is incorporated herein by
                                       this reference.






                                       (c)(2) 1996 Stock Incentive Plan, which
                                       is incorporated by reference to Exhibit
                                       10.1 to the Company's Registration
                                       Statement on Form S-4 (File No. 333-
                                       1925).

                                       (c)(3) Severance Agreement dated April 5,
                                       1999 between the Company and Jeffrey J.
                                       Michael, which is incorporated by
                                       reference to Exhibit 10.1 to the
                                       Company's Quarterly Report on Form 10-Q
                                       for the quarter ended March 31, 1999.

                                       (c)(4) Severance and Retention Agreement dated April 5, 1999 between Americable,
                                       Inc. and Peter E. Flynn, which is
                                       incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form
                                       10-Q for the quarter ended March 31,
                                       1999.

(d)                                    (d)(1)  Preliminary copy of Letter to
                                       Shareholders, Notice of Annual Meeting,
                                       Proxy Statement and form of Proxy for the
                                       Annual Meeting of Shareholders of the
                                       Company to be held on October    , 1999.*

(e)                                    (e)(1)  Sections 302A.471 and 302A.473 of
                                       the Minnesota Business Corporation Act,
                                       which is Exhibit C to the Proxy Statement and is incorporated herein by this reference.

(f)                                    Not applicable.


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


September 1, 1999                    ENSTAR INC.

                                     By:  /s/ JEFFREY J. MICHAEL
                                          -----------------------
                                          Name:  Jeffrey J. Michael
                                          Title: President and Chief Executive
                                                 Officer

September 1, 1999                    ENSTAR ACQUISITION, INC.

                                     By:  /s/ JEFFREY J. MICHAEL
                                          -----------------------
                                          Name:  Jeffrey J. Michael
                                          Title: President

September 1, 1999                    By:  /s/ JAMES H. MICHAEL
                                          -------------------------
                                          James H. Michael

September 1, 1999                   By:   /s/ JEFFREY J. MICHAEL
                                          -------------------------
                                          Jeffrey J. Michael

September 1, 1999                   4J2R1C LIMITED PARTNERSHIP

                                    By:   /s/ JAMES H. MICHAEL
                                          -------------------------
                                          Name:  James H. Michael
                                          Title: General Partner

September 1, 1999                   3J2R LIMITED PARTNERSHIP

                                    By:   /s/ JEFFREY J. MICHAEL
                                          -------------------------
                                          Name:  Jeffrey J. Michael
                                          Title: Managing General Partner

September 1, 1999                   MICHAEL ACQUISITION CORPORATION TRUST

                                    By:   /s/ JEFFREY J. MICHAEL
                                          -------------------------
                                          Name:  Jeffrey J. Michael
                                          Title: Trustee